Trade payables	12 Months Ended
Dec. 31, 2021
Trade payables

Note	26 | Trade payables

	12.31.21	12.31.20
Non-current
Customer guarantees	367	414
Customer contributions	293	372
Total non-current	660	786

Current
Payables for purchase of electricity - CAMMESA	57,618	32,265
Provision for unbilled electricity purchases - CAMMESA	9,480	10,025
Suppliers	8,542	6,880
Advance to customer	468	602
Customer contributions	32	48
Discounts to customers	37	-
Total current	76,177	49,820

The fair values of non-current customer contributions as of December 31, 2021 and 2020 amount to $ 46.4 and $ 64.6, respectively. The fair values are determined based on estimated discounted cash flows in accordance with a representative market rate for this type of transactions. The applicable fair value category is Level 3.

The value of the rest of the financial liabilities included in the Company’s trade payables approximates their fair value.